Exhibit 99.1

FOR IMMEDIATE RELEASE

Lam Research Corporation Contacts:

Shanye Hudson, Investor Relations, phone: 510-572-4589, e-mail: shanye.hudson@lamresearch.com

Ed Rebello, Corporate Communications, phone: 510-572-6603, e-mail: edward.rebello@lamresearch.com

Lam Research Corporation Reports Financial Results for the Quarter Ended June 30, 2013

FREMONT, Calif., July 31, 2013—Lam Research Corp. (NASDAQ: LRCX) today announced financial results for the quarter ended June 30, 2013.

Highlights for the June 2013 quarter were as follows:

•	Shipments of $1,080 million, up 21% from the prior quarter

•	Revenue of $986 million, up 17% from the prior quarter

•	GAAP gross margin of 42.0%, GAAP operating margin of 8.8% and GAAP diluted EPS of $0.50

•	Non-GAAP gross margin of 44.5%, non-GAAP operating margin of 14.4%, and non-GAAP diluted EPS of $0.80

Financial Highlights for the Quarters Ended June 30, 2013 and March 31, 2013

(in thousands, except per-share data and percentages)

U.S. GAAP
	June 2013	March 2013	Change Q/Q
Revenue	$986,214	$844,928	+17%
Gross margin as percentage of revenue	42.0%	40.2%	+180 bps
Operating margin as percentage of revenue	8.8%	1.3%	+750 bps
Diluted EPS	$0.50	$0.11	+355%

Non-GAAP
	June 2013	March 2013	Change Q/Q
Revenue	$986,214	$844,928	+17%
Gross margin as percentage of revenue	44.5%	43.9%	+60 bps
Operating margin as percentage of revenue	14.4%	8.8%	+560 bps
Diluted EPS	$0.80	$0.44	+82%

GAAP Financial Results

Revenue for the period was $986.2 million, gross margin was $413.9 million, or 42.0% of revenue, operating expenses were $327.4 million, and net income was $85.7 million, or $0.50 per diluted share on a GAAP basis. This compares to revenue of $844.9 million, gross margin of $339.8 million, or 40.2% of revenue, operating expenses of $329.0 million, and net income of $19.0 million, or $0.11 per diluted share, for the March 2013 quarter.

Non-GAAP Financial Results

Non-GAAP gross margin was $438.8 million, or 44.5% of revenue, non-GAAP operating expenses were $297.0 million, and non-GAAP net income was $136.4 million, or $0.80 per diluted share. This compares to non-GAAP gross margin of $370.7 million, or 43.9% of revenue, non-GAAP operating expenses of $296.0 million, and non-GAAP net income of $74.5 million, or $0.44 per diluted share, for the March 2013 quarter.

“Lam Research had a very strong June 2013 quarter, achieving record shipments and revenue and delivering EPS performance that exceeded our guidance range,” said Martin Anstice, Lam’s president and chief executive officer. “Our results underscore our strong operational execution and commitment to invest strategically to address our customers’ most critical problems and further strengthen our competitive positions. We believe we will benefit from market expansion opportunities and that our focus on technology and productivity innovation positions us well for next-generation technology inflections and investments planned by our customers.”

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Balance Sheet and Cash Flow Results

Cash and cash equivalents, short-term investments, and restricted cash and investment balances increased to $2.7 billion at the end of the June 2013 quarter compared to $2.5 billion at the end of the March 2013 quarter. Cash flows from operating activities were approximately $175 million during the June 2013 quarter, adding to our overall cash position.

Deferred revenue and deferred profit balances at the end of the June 2013 quarter increased to $389.2 million and $225.0 million, respectively, as compared to $326.6 million and $193.3 million, respectively, at the end of the March 2013 quarter. Lam’s deferred revenue balance does not include shipments to Japanese customers, to whom title does not transfer until customer acceptance. Shipments to Japanese customers are classified as inventory at cost until the time of acceptance. The anticipated future revenue from shipments to Japanese customers was approximately $69.9 million as of June 30, 2013.

Geographic Distribution

The geographic distribution of shipments and revenue during the June 2013 quarter is shown in the following table:

Region	Shipments	Revenue
North America	13%	15%
Europe	7%	8%
Japan	13%	11%
Korea	20%	17%
Taiwan	32%	33%
Asia Pacific	15%	16%

Outlook

For the September 2013 quarter, Lam is providing the following guidance on a non-GAAP basis:

•	Shipments of approximately $1 billion plus or minus $30 million

•	Revenue of approximately $1 billion plus or minus $30 million

•	Gross margin of approximately 44.0% plus or minus 1.0%

•	Operating margin as a percent of revenue of approximately 14.0% plus or minus 1.5%

•	Earnings per share of approximately $0.68 plus or minus $0.07, based on a diluted share count of 170 million

Use of Non-GAAP Financial Results

In addition to U.S. GAAP results, this commentary also contains non-GAAP financial results. The Company’s non-GAAP results for both the June 2013 and March 2013 quarters exclude costs associated with the fair-value impact of acquisition-related inventory, amortization related to intangible assets acquired in the Novellus transaction, certain integration-related costs, the amortization of convertible note discounts, rationalization of certain product configurations, and tax expense associated with legal-entity integration. Additionally, the June 2013 quarter non-GAAP results exclude restructuring charges and tax benefits from the successful resolution of certain tax matters, and the March 2013 quarter non-GAAP results exclude the impairment of an investment and tax benefit on reinstatement of R&D tax credit.

Management uses non-GAAP gross margin, operating income, operating expenses, operating margin, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing the investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s web site at http://investor.lamresearch.com.

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Lam Announces Financial Results for the June 2013 Quarter

Caution Regarding Forward-Looking Statements

Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to, the anticipated revenue from shipments to Japanese customers, our future competitive positioning, our ability to benefit from market expansion opportunities and next generation technology investments, and our guidance for shipments, revenue, gross margin, operating margin, and earnings per share. Some factors that may affect these forward-looking statements include: business conditions in the consumer electronics industry, the semiconductor industry and the overall economy; the strength of the financial performance of our existing and prospective customers; the introduction of new and innovative technologies; the occurrence and pace of technology transitions and conversions; the actions of our competitors, consumers, semiconductor companies and key suppliers and subcontractors; and the success of research and development and sales and marketing programs. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed by us with the Securities and Exchange Commission, including specifically our report on Form 10-K for the year ended June 24, 2012 and Form 10-Qs for the three months ended September 23, 2012, December 23, 2012, and March 31, 2013. These uncertainties and changes could cause actual results to vary from expectations. The Company undertakes no obligation to update the information or statements made in this press release.

About Lam Research

Lam Research Corp. (NASDAQ:LRCX) is a trusted global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam’s broad portfolio of market-leading etch, deposition, strip, and wafer cleaning solutions help customers achieve success on the wafer by enabling device features that are 1,000 times smaller than a grain of sand, resulting in smaller, faster, and more power-efficient chips. Through collaboration, continuous innovation and delivering on commitments, Lam is transforming atomic-scale engineering and enabling our customers to shape the future of technology. Based in Fremont, Calif., Lam Research is an S&P 500® company whose common stock trades on the NASDAQ Global Select Market under the symbol LRCX. For more information, please visit http://www.lamresearch.com.

Consolidated Financial Tables Follow.

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Lam Announces Financial Results for the June 2013 Quarter

LAM RESEARCH CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data and percentages)

	Three Months Ended			Twelve Months Ended
	June 30,	March 31,	June 24,	June 30,	June 24,
	2013	2013	2012	2013	2012
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(1)
Revenue	$986,214	$844,928	$741,814	$3,598,916	$2,665,192
Cost of goods sold	572,287	505,096	443,601	2,195,857	1,581,982
Cost of goods sold—restructuring and impairments	—	—	—	—	(859)

Total costs of goods sold	572,287	505,096	443,601	2,195,857	1,581,123

Gross margin	413,927	339,832	298,213	1,403,059	1,084,069
Gross margin as a percent of revenue	42.0%	40.2%	40.2%	39.0%	40.7%
Research and development	180,220	174,206	124,528	683,688	444,559
Selling, general and administrative	146,417	154,807	141,015	599,487	400,052
Restructuring and impairments	792	—	—	1,813	1,725

Total operating expenses	327,429	329,013	265,543	1,284,988	846,336

Operating income	86,498	10,819	32,670	118,071	237,733
Operating margin as a percent of revenue	8.8%	1.3%	4.4%	3.3%	8.9%
Other expense, net	(12,251)	(15,834)	(9,889)	(51,413)	(33,315)

Income (loss) before income taxes	74,247	(5,015)	22,781	66,658	204,418
Income tax expense (benefit)	(11,460)	(24,011)	4,712	(47,221)	35,695

Net income	$85,707	$18,996	$18,069	$113,879	$168,723

Net income per share:
Basic net income per share	$0.53	$0.12	$0.13	$0.67	$1.36

Diluted net income per share	$0.50	$0.11	$0.13	$0.66	$1.35

Number of shares used in per share calculations:
Basic	162,520	163,034	133,997	168,932	124,176

Diluted	169,722	168,504	135,842	173,430	125,233

(1)	Derived from audited financial statements

Lam Announces Financial Results for the June 2013 Quarter

LAM RESEARCH CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30,	March 31,	June 24,
	2013	2013	2012
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$1,162,473	$1,019,109	$1,564,752
Short-term investments	1,334,745	1,337,819	1,297,931
Accounts receivable, net	602,624	544,070	765,818
Inventories	559,317	545,036	632,853
Deferred income taxes	27,674	137,729	47,782
Other current assets	106,996	86,156	105,973

Total current assets	3,793,829	3,669,919	4,415,109
Property and equipment, net	603,910	594,916	584,596
Restricted cash and investments	166,536	166,196	166,335
Goodwill and intangible assets	2,526,541	2,562,986	2,686,730
Other assets	159,499	152,285	151,882

Total assets	$7,250,315	$7,146,302	$8,004,652

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$1,404,475	$801,013	$1,426,928

Long-term debt and capital leases	$789,256	$1,294,599	$761,783
Income taxes payable	246,479	250,339	274,240
Other long-term liabilities	134,313	258,151	219,577

Total liabilities	$2,574,523	$2,604,102	$2,682,528

Senior convertible notes	186,920	—	190,343
Stockholders’ equity (2)	4,488,872	4,542,200	5,131,781

Total liabilities and stockholders’ equity	$7,250,315	$7,146,302	$8,004,652

(1)	Derived from audited financial statements
(2)	Common shares issued and outstanding were 162,873 as of June 30, 2013, 161,802 shares as of March 31, 2013, and 186,656 shares as of June 24, 2012.

Lam Announces Financial Results for the June 2013 Quarter

LAM RESEARCH CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended			Twelve Months Ended
	June 30,	March 31,	June 24,	June 30,	June 24,
	2013	2013	2012	2013	2012
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(1)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$85,707	$18,996	$18,069	$113,879	$168,723
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	76,051	74,861	34,576	304,116	100,825
Deferred income taxes	(22,884)	(27,934)	39,356	(70,155)	42,446
Restructuring charges, net	792	—	—	1,813	866
Equity-based compensation expense	25,241	25,648	29,174	99,330	81,559
Income tax benefit on equity-based compensation plans	364	(847)	1,429	(483)	1,510
Excess tax benefit on equity-based compensation plans	(364)	903	(394)	539	(2,686)
Impairment of investment	—	3,711	—	3,711	1,724
Amortization of convertible note discount	8,028	7,935	7,014	31,558	27,028
Other, net	4,550	6,115	7,206	35,388	10,877
Changes in operating asset and liabilities:	(2,497)	(6,931)	(39,715)	200,237	66,156

Net cash provided by operating activities	174,988	102,457	96,715	719,933	499,028

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(43,140)	(34,766)	(36,880)	(160,795)	(107,272)
Cash acquired in (paid for) business acquisition	(800)	(400)	418,681	(9,916)	418,681
Net sales/maturities (purchases) of available-for-sale securities	(6,442)	(12,075)	329,689	(58,405)	(41,989)
Purchase of equity method investment	—	—	—	—	(10,740)
(Issuance) repayments of notes receivable	(10,000)	—	—	(10,000)	8,375
Proceeds from sale of assets	—	—	—	660	2,677
Transfer of restricted cash and investments	(328)	(32)	(29)	(181)	(6)

Net cash provided by (used for) investing activities	(60,710)	(47,273)	711,461	(238,637)	269,726

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt and capital lease obligations	(698)	(756)	(1,101)	(2,234)	(5,265)
Excess tax benefit on equity-based compensation plans	364	(903)	394	(539)	2,686
Treasury stock purchases	(2,275)	(243,297)	(661,059)	(955,661)	(772,663)
Net cash received in settlement of stock repurchase contracts	—	—	—	—	55,194
Reissuances of treasury stock related to employee stock purchase plan	12,846	8,494	8,765	31,265	25,525
Proceeds from issuance of common stock	16,713	15,132	—	39,379	1,776

Net cash provided by (used for) financing activities	26,950	(221,330)	(653,001)	(887,790)	(692,747)

Effect of exchange rate changes on cash	2,136	(4,934)	(690)	4,215	(3,387)
Net increase (decrease) in cash and cash equivalents	143,364	(171,080)	154,485	(402,279)	72,620
Cash and cash equivalents at beginning of period	1,019,109	1,190,189	1,410,267	1,564,752	1,492,132

Cash and cash equivalents at end of period	$1,162,473	$1,019,109	$1,564,752	$1,162,473	$1,564,752

(1)	Derived from audited financial statements

Lam Announces Financial Results for the June 2013 Quarter

Non-GAAP Financial Summary

(in thousands, except percentages and per share data)

(unaudited)

	Three Months Ended	Three Months Ended
	June 30,	March 31,
	2013	2013
Revenue	$986,214	$844,928
Gross margin	$438,823	$370,658
Gross margin as percentage of revenue	44.5%	43.9%
Operating expenses	$297,048	$296,002
Operating income	$141,775	$74,656
Operating margin as a percentage of revenue	14.4%	8.8%
Net income	$136,440	$74,474
Net income per diluted share	$0.80	$0.44
Shares used in per share calculation—diluted	169,722	168,504

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income

(in thousands, except per share data)

(unaudited)

	Three Months Ended	Three Months Ended
	June 30,	March 31,
	2013	2013
U.S. GAAP net income	$85,707	$18,996
Pre-tax non-GAAP items:
Costs associated with rationalization of certain product configurations—cost of goods sold	(896)	207
Amortization related to intangible assets acquired in Novellus transaction—cost of goods sold	20,748	20,763
Acquisition-related inventory fair-value impact—cost of goods sold	4,266	7,448
Integration costs—cost of goods sold	778	2,408
Integration costs—operating expenses	9,579	13,123
Amortization related to intangible assets acquired in Novellus transaction—operating expenses	18,888	19,445
Restructuring charges—operating expenses	792	—
Costs associated with rationalization of certain product configurations—operating expenses	1,122	443
Amortization of convertible note discount, Lam notes—other expense, net	7,159	7,075
Amortization of convertible note discount, Novellus assumed notes—other expense, net	781	893
Impairment of investment—other expense, net	—	3,711
Net tax benefit on non-GAAP items	(10,252)	(11,700)
Net tax benefit on successful resolution of certain tax matters	(2,699)	—
Tax benefit on reinstatement of R&D tax credit	—	(11,493)
Tax expense associated with legal-entity integration	467	3,155

Non-GAAP net income	$136,440	$74,474

Non-GAAP net income per diluted share	$0.80	$0.44

Number of shares used for diluted per share calculation	169,722	168,504

Lam Announces Financial Results for the June 2013 Quarter

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income

(in thousands, except percentages)

(unaudited)

	Three Months Ended	Three Months Ended
	June 30, 2013	March 31, 2013
U.S. GAAP gross margin	$413,927	$339,832
Pre-tax non-GAAP items:
Costs associated with rationalization of certain product configurations—cost of goods sold	(896)	207
Amortization related to intangible assets acquired in Novellus transaction—cost of goods sold	20,748	20,763
Acquisition-related inventory fair-value impact—cost of goods sold	4,266	7,448
Integration costs—cost of goods sold	778	2,408

Non-GAAP gross margin	$438,823	$370,658

U.S. GAAP gross margin as a percentage of revenue	42.0%	40.2%
Non-GAAP gross margin as a percentage of revenue	44.5%	43.9%
U.S. GAAP operating expenses	$327,429	$329,013
Pre-tax non-GAAP items:
Integration costs—operating expenses	(9,579)	(13,123)
Amortization related to intangible assets acquired in Novellus transaction—operating expenses	(18,888)	(19,445)
Restructuring charges—operating expenses	(792)	—
Costs associated with rationalization of certain product configurations—operating expenses	(1,122)	(443)

Non-GAAP operating expenses	$297,048	$296,002

Non-GAAP operating income	$141,775	$74,656

Non-GAAP operating margin as a percent of revenue	14.4%	8.8%